Exhibit 99.2

Supplemental Operating and Financial Data

FOURTH QUARTER: DECEMBER 31, 2012

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.

Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to trends, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, our credit ratings, construction and redevelopment activity, projected construction costs and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions, including the downgrade of the U.S. government’s credit rating;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•

risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully integrate and operate acquired or redeveloped properties or businesses;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for redevelopment;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	losses in excess of our insurance coverage;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2011, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, redevelops, develops and manages technology-related real estate. The Company is focused on providing datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. As of December 31, 2012, the Company’s 117 properties, excluding three properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 21.9 million net rentable square feet, including approximately 2.4 million square feet of space held for development, Digital Realty’s portfolio is located throughout North America, Europe, Asia and Australia. For additional information, please visit the Company’s website at www.digitalrealty.com.

Corporate Headquarters

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealty.com

Senior Management

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Chief Acquisitions Officer

David J. Caron: Senior Vice President, Portfolio Management

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealty.com            (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Baird	Bank of America Merrill Lynch	Barclays Capital	Canaccord Genuity	Cantor Fitzgerald	Citigroup	Deutsche Bank
Dave Rodgers	James Feldman	Ross Smotrich	Greg Miller	David Toti	Michael Bilerman	John Perry
(216) 737-7341	(646) 855-5808	(212) 526-2306	(212) 389-8128	(212) 915-1219	(212) 816-1685	(212) 250-4912

	Ji Zhang		Eric Z. Chu	Evan Smith	Emmanuel Korchman	Vincent Chao
	(646) 855-2926		(212) 389-8129	(212) 915-1220	(212) 816-1382	(212) 250-6799

Evercore	Green Street	ISI	Jefferies	JMP Securities	KeyBanc Capital Markets	Macquarie
Johnathan Schildkraut	John Stewart	Steve Sakwa	Omotayo Okusanya	William C. Marks	Jordan Sadler	Rob Stevenson
(212) 497-0864	(949) 640-8780	(212) 446-9462	(212) 336-7076	(415) 835-8944	(917) 368-2280	(212) 231-8068

Robert Gutman		George Auerbach		Mitch Germain	Craig Mailman
(212) 497-0877		(212) 446-9459		(212) 906-3546	(917) 368-2316

MLV & Co.	Morgan Stanley	Raymond James	RBC Capital Markets	Stifel Nicolaus	UBS
Jonathan M. Petersen	Paul Morgan	Paul D. Puryear	Jonathan Atkin	Todd Weller	Ross Nussbaum
(646) 556-9185	(415) 576-2627	(727) 567-2253	(415) 633-8589	(443) 224-1305	(212) 713-2484

	Vince Edelson	William A. Crow
	(212) 761-0078	(727) 567-2594

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Corporate Information

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series E Preferred Stock:	DLRPRE
Series F Preferred Stock:	DLRPRF

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

Moody’s
Issuer Rating	Baa2	(Stable Outlook)
Preferred Stock	Baa3

Fitch
Issuer Default Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011
High Price *	$70.16	$80.59	$76.04	$74.04	$67.83	$64.09	$64.25	$59.34
Low Price *	$59.25	$66.70	$67.84	$65.00	$51.75	$50.63	$56.34	$50.63
Closing Price, end of quarter *	$67.89	$69.85	$75.07	$73.97	$66.67	$55.16	$61.78	$58.14
Average daily trading volume *	1,389,261	1,215,760	1,073,521	1,026,947	1,259,124	1,198,958	962,400	1,192,245
Indicated dividend per common share **	$2.92	$2.92	$2.92	$2.92	$2.72	$2.72	$2.72	$2.72
Closing annual dividend yield, end of quarter	4.3%	4.2%	3.9%	3.9%	4.1%	4.9%	4.4%	4.7%
Closing shares and units outstanding, end of quarter ***	127,992,183	127,887,458	115,050,528	112,215,683	110,975,409	109,127,550	103,789,573	97,555,237
Closing market value of shares and units outstanding (thousands), end of quarter	$8,689,389	$8,932,939	$8,636,843	$8,300,594	$7,398,731	$6,019,476	$6,412,120	$5,671,861

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of December 31, 2012, the total number of shares and units includes 125,140,783 shares of common stock, 1,515,814 common units held by third parties and 1,335,586 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series D cumulative convertible preferred stock or upon conversion of our series E and series F cumulative redeemable preferred stock upon certain change of control transactions.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Ownership Structure
As of December 31, 2012

Series E / F Redeemable Preferred Stockholders
Common Stockholders
Series D Convertible Preferred Stockholders
Digital Realty Trust, Inc. (the REIT)
Third-Party Contributor
97.8% Common General Partnership Interest
100% Series D/E/F Preferred Partnership Interest
1.2% Limited Partnership Interest
Directors, Executive Officers and Others
Digital Realty Trust, L.P. (our operating partnership)
1.0% Limited Partnership Interest (1)
100%
Digital Services, Inc. (taxable REIT subsidiary)
Properties

Partner	# of Units (2)	% Ownership

Digital Realty Trust, Inc.	125,140,783	97.8%
Cambay Tele.com, LLC (3)	1,515,814	1.2%
Directors, Executive Officers and Others	1,335,586	1.0%

Total	127,992,183	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units, vested and unvested long-term incentive units and vested class C units and excludes all unexercised common stock options.
(2)	The total number of units includes 125,140,783 common units, 1,515,814 common units held by third parties and 1,335,586 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series D cumulative convertible preferred stock or upon conversion of our series E and series F cumulative redeemable preferred stock upon certain change of control transactions.
(3)	This third-party contributor received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 409,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Shares and Units at End of Quarter

Common shares outstanding	125,140,783	123,261,390	110,268,388	107,342,049	106,039,279	104,102,878	98,754,727	92,078,429
Common units outstanding	2,851,400	4,626,068	4,782,140	4,873,634	4,936,130	5,024,672	5,034,846	5,476,808

Total shares and operating partnership units	127,992,183	127,887,458	115,050,528	112,215,683	110,975,409	109,127,550	103,789,573	97,555,237

Enterprise Value

Market value of common equity (1)	$8,689,389	$8,932,939	$8,636,843	$8,300,594	$7,398,731	$6,019,476	$6,412,120	$5,671,861
Liquidation value of preferred equity	593,413	597,447	644,096	590,081	590,085	636,312	369,715	508,619
Total debt at balance sheet carrying value	4,278,565	4,080,073	3,400,212	3,271,848	2,940,210	2,797,040	3,067,577	3,055,429

Total enterprise value	$13,561,367	$13,610,459	$12,681,151	$12,162,523	$10,929,026	$9,452,828	$9,849,412	$9,235,909

Total debt/Total enterprise value	31.5%	30.0%	26.8%	26.9%	26.9%	29.6%	31.1%	33.1%

Selected Balance Sheet Data

Investments in real estate (before depreciation)	$8,809,153	$8,430,710	$6,828,926	$6,511,710	$6,142,559	$5,839,696	$5,634,381	$5,455,314
Total assets	8,819,214	8,512,598	6,717,113	6,418,061	6,098,566	5,826,412	5,658,405	5,537,345
Total liabilities	5,320,830	4,985,042	3,978,929	3,785,077	3,518,155	3,249,532	3,524,591	3,498,272

Selected Operating Data

Total operating revenues	$349,736	$342,479	$303,704	$283,148	$270,612	$273,476	$267,881	$250,741
Total operating expenses	255,098	245,404	215,255	197,232	189,313	201,850	191,161	176,076
Interest expense	40,350	41,047	37,681	38,030	36,856	37,078	39,334	36,082
Net income	55,895	56,921	53,968	49,263	47,197	37,689	38,228	39,012
Net income available to common stockholders	44,815	45,615	42,021	39,211	35,990	31,908	31,990	30,980

Financial Ratios

EBITDA (2)	$192,893	$189,212	$170,211	$161,957	$152,398	$148,500	$148,768	$142,023
Adjusted EBITDA (3)	$203,973	$200,518	$182,158	$172,009	$163,605	$154,281	$155,006	$150,055
Cash interest expense (4)	$30,311	$54,517	$27,447	$53,876	$25,239	$54,107	$27,349	$45,208
Fixed charges (5)	$43,829	$67,919	$42,646	$66,477	$38,794	$62,280	$35,750	$55,630
Debt service coverage ratio (6)	6.7x	3.7x	6.6x	3.2x	6.5x	2.9x	5.7x	3.3x
Fixed charge coverage ratio (7)	4.7x	3.0x	4.3x	2.6x	4.2x	2.5x	4.3x	2.7x

Profitability Measures

Net income per common share - basic	$0.36	$0.37	$0.38	$0.37	$0.34	$0.32	$0.33	$0.34
Net income per common share - diluted	$0.36	$0.37	$0.38	$0.36	$0.34	$0.31	$0.33	$0.33
Funds From Operations (FFO) per diluted share and unit (8)	$1.16	$1.13	$1.09	$1.06	$1.02	$1.01	$1.02	$1.02
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.88	$0.88	$0.86	$0.86	$0.82	$0.82	$0.85	$0.90
Dividends per share and common unit	$0.73	$0.73	$0.73	$0.73	$0.68	$0.68	$0.68	$0.68
Diluted FFO payout ratio (10)	63.0%	64.8%	67.1%	69.1%	66.6%	67.4%	67.0%	66.9%
Diluted AFFO payout ratio (9) (11)	82.6%	82.6%	85.4%	84.6%	83.0%	82.6%	80.1%	76.0%

Portfolio Statistics

Buildings	168	161	155	148	140	136	134	133
Properties	117	110	105	102	101	98	96	96
Net rentable square feet, excluding development space	19,488,757	18,922,065	17,881,857	16,923,054	15,908,059	15,262,859	14,967,288	14,628,267
Square feet held for development (12)	2,427,257	2,242,204	2,177,144	2,189,203	2,384,955	2,126,131	2,107,693	2,236,745
Occupancy at end of quarter (13)	94.4%	94.2%	93.5%	94.8%	94.8%	93.7%	93.9%	93.5%
Weighted average remaining lease term (years) (14)	6.9	7.0	7.0	7.0	7.0	7.0	6.8	6.9
Same store occupancy at end of quarter (13)(15)	93.8%	93.4%	92.9%	94.4%	94.6%	93.7%	93.9%	93.5%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series D cumulative convertible preferred stock or upon conversion of our series E and series F cumulative redeemable preferred stock upon certain change of control transactions.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 31. For a reconciliation of net income available to common stockholders to EBITDA, see page 11.
(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and non-controlling interests. For a discussion of Adjusted EBITDA, see page 31. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 11.
(4)	Cash interest expense is interest expense per our statement of operations less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 11.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 31. For a reconciliation of net income available to common stockholders to FFO, see page 10.
(9)	All periods presented include internal leasing commissions, the amounts of which have historically been included in capitalized leasing commissions and were previously excluded from recurring capital expenditures. For a definition and discussion of AFFO, see page 31. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Development space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(13)	Occupancy and same store occupancy exclude space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(14)	Weighted average remaining lease term excludes renewal options and is weighted by net rentable square feet.
(15)	Same store properties were acquired before December 31, 2010.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Consolidated Balance Sheets

(Dollars in thousands, except per share data)

	December 31, 2012	December 31, 2011
	(unaudited)
ASSETS

Investments in real estate
Land	$661,058	$555,113
Acquired ground leases	13,658	6,214
Buildings and improvements	7,662,973	5,253,754
Tenant improvements	404,830	303,502

Investments in real estate	8,742,519	6,118,583
Accumulated depreciation and amortization	(1,206,017)	(900,044)

Net investments in properties	7,536,502	5,218,539
Investment in unconsolidated joint ventures	66,634	23,976

Net investments in real estate	7,603,136	5,242,515

Cash and cash equivalents	56,281	40,631

Accounts and other receivables, net of allowance for doubtful accounts of $3,609 and $2,436 as of December 31, 2012 and December 31, 2011, respectively	168,286	90,580
Deferred rent	321,715	246,815
Acquired above market leases, net	65,055	29,701
Acquired in place lease value and deferred leasing costs, net	495,205	335,381
Deferred financing costs, net	30,621	29,849
Restricted cash	44,050	55,165
Other assets	34,865	27,929

Total Assets	$8,819,214	$6,098,566

LIABILITIES AND EQUITY

Global revolving credit facility	$723,729	$275,106
Unsecured term loan	757,839	—
Unsecured senior notes, net of discount	1,738,221	1,441,072
Exchangeable senior debentures	266,400	266,400
Mortgage loans, net of premiums	792,376	947,132
Other secured loans	—	10,500
Accounts payable and other accrued liabilities	646,427	315,133
Accrued dividends and distributions	93,434	75,455
Acquired below market leases, net	148,233	85,819
Security deposits and prepaid rents	154,171	101,538

Total Liabilities	5,320,830	3,518,155

Commitments and contingencies	—	—

EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value per share, 30,000,000 shares authorized:

Series C Cumulative Convertible Preferred Stock, 4.375%, $0 and $128,159 liquidation preference, respectively ($25.00 per share), 0 and 5,126,364 shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively	—	123,820

Series D Cumulative Convertible Preferred Stock, 5.500%, $123,413 and $174,426 liquidation preference, respectively ($25.00 per share), 4,936,505 and 6,977,055 shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively	119,348	168,669

Series E Cumulative Redeemable Preferred Stock, 7.000%, $287,500 and $287,500 liquidation preference, respectively ($25.00 per share), 11,500,000 and 11,500,000 shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively	277,172	277,292

Series F Cumulative Redeemable Preferred Stock, 6.625%, $182,500 and $0 liquidation preference, respectively ($25.00 per share), 7,300,000 and 0 shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively	176,191	—

Common Stock: $0.01 par value per share, 165,000,000 shares authorized, 125,140,783 and 106,039,279 shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively	1,247	1,057
Additional paid-in capital	3,562,642	2,496,651
Dividends in excess of earnings	(656,104)	(488,692)
Accumulated other comprehensive income, net	(12,191)	(55,880)

Total stockholders’ equity	3,468,305	2,522,917

Noncontrolling interests:
Noncontrolling interest in operating partnership	24,135	45,057
Noncontrolling interest in consolidated joint ventures	5,944	12,437

Total noncontrolling interests	30,079	57,494

Total Equity	3,498,384	2,580,411

Total Liabilities and Equity	$8,819,214	$6,098,566

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11

Rental	$272,906	$260,052	$234,923	$222,834	$214,264	$206,846	$202,806	$196,795
Tenant reimbursements	75,147	78,878	60,422	57,862	52,010	56,656	51,311	51,834
Construction management	1,525	2,497	1,954	2,452	4,338	9,372	13,759	1,817
Other	158	1,052	6,405	—	—	602	5	295

Total operating revenues	349,736	342,479	303,704	283,148	270,612	273,476	267,881	250,741

Rental property operating and maintenance	106,095	106,660	87,576	79,845	81,698	82,164	72,337	71,723
Property taxes	19,682	17,982	15,769	16,042	9,458	13,055	13,962	13,471
Insurance	2,647	2,463	2,260	2,230	2,014	1,961	1,998	2,051
Construction management	184	623	596	193	2,388	7,391	11,199	1,737
Depreciation and amortization	107,718	101,840	89,000	83,995	80,612	79,047	76,848	73,918
General and administrative	13,441	14,409	15,109	14,250	12,542	14,600	14,077	12,405
Transactions	5,331	504	4,608	677	601	3,632	740	681
Other	—	923	337	—	—	—	—	90

Total operating expenses	255,098	245,404	215,255	197,232	189,313	201,850	191,161	176,076

Operating income	94,638	97,075	88,449	85,916	81,299	71,626	76,720	74,665

Equity in earnings of unconsolidated joint ventures	1,733	1,520	3,493	1,389	1,296	1,390	1,058	1,208
Interest and other income	(116)	83	1,216	709	398	2,218	380	264
Interest expense	(40,350)	(41,047)	(37,681)	(38,030)	(36,856)	(37,078)	(39,334)	(36,082)
Tax (expense) benefit	(10)	(710)	(1,206)	(721)	1,164	(461)	(233)	(428)
Loss from early extinguishment of debt	—	—	(303)	—	(104)	(6)	(363)	(615)

Net income	55,895	56,921	53,968	49,263	47,197	37,689	38,228	39,012
Net income attributable to noncontrolling interests	(1,329)	(1,529)	(1,634)	(1,221)	(1,481)	(1,345)	(1,525)	(1,510)

Net income attributable to Digital Realty Trust, Inc.	54,566	55,392	52,334	48,042	45,716	36,344	36,703	37,502
Preferred stock dividends	(9,751)	(9,777)	(10,313)	(8,831)	(9,726)	(4,436)	(4,713)	(6,522)

Net income available to common stockholders	$44,815	$45,615	$42,021	$39,211	$35,990	$31,908	$31,990	$30,980

Net income per share available to common stockholders - basic	$0.36	$0.37	$0.38	$0.37	$0.34	$0.32	$0.33	$0.34
Net income per share available to common stockholders - diluted	$0.36	$0.37	$0.38	$0.36	$0.34	$0.31	$0.33	$0.33
Weighted-average shares outstanding - basic	123,824,957	122,026,421	109,761,017	107,099,856	105,134,719	100,588,235	96,295,585	91,428,355
Weighted-average shares outstanding - diluted	124,145,590	122,353,511	110,166,082	107,584,856	105,584,344	101,912,342	97,511,811	92,600,215
Weighted-average fully diluted shares and units	127,835,847	126,569,841	114,505,563	111,917,822	110,052,443	105,478,907	102,272,613	98,117,454

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Reconciliation of net income available to common stockholders to FFO (Note):

Net income available to common stockholders	$44,815	$45,615	$42,021	$39,211	$35,990	$31,908	$31,990	$30,980

Adjustments:

Noncontrolling interests in operating partnership	1,336	1,574	1,661	1,586	1,530	1,421	1,582	1,652
Real estate related depreciation and amortization (1)	106,797	100,994	88,186	82,993	80,086	78,550	76,405	73,506
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	727	710	866	905	985	918	893	892
Gain on sale of assets held in unconsolidated joint venture	—	—	(2,325)	—	—	—	—	—

FFO available to common stockholders and unitholders	$153,675	$148,893	$130,409	$124,695	$118,591	$112,797	$110,870	$107,030

FFO per share and unit:
Basic	$1.21	$1.18	$1.14	$1.12	$1.08	$1.07	$1.10	$1.11
Diluted (2)	$1.16	$1.13	$1.09	$1.06	$1.02	$1.01	$1.02	$1.02

Weighted-average shares and units outstanding - basic	127,515	126,243	114,100	111,433	109,603	105,069	101,056	96,303
Weighted-average shares and units outstanding - diluted (2)	137,510	137,304	125,824	125,482	123,875	120,235	117,845	115,730
(1) Real estate related depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$107,718	$101,840	$89,000	$83,995	$80,612	$79,047	$76,848	$73,918
Non-real estate depreciation	(921)	(846)	(814)	(1,002)	(526)	(497)	(443)	(412)

	$106,797	$100,994	$88,186	$82,993	$80,086	$78,550	$76,405	$73,506

(2)	At December 31, 2012, we had 4,937 series D convertible preferred shares outstanding that were convertible into 3,143 common shares on a weighted average basis for the three months ended December 31, 2012. For the three months ended December 31, 2012, we have excluded the effect of dilutive series E and series F preferred stock, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E and series F preferred stock, which we consider highly improbable; if included, the dilutive effect for the three months ended December 31, 2012 would be 7,116 shares. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 6,531 common shares on a weighted average basis for the three months ended December 31, 2012. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$153,675	$148,893	$130,409	$124,695	$118,591	$112,797	$110,870	$107,030

Add: Series C convertible preferred dividends	—	—	—	1,402	1,402	1,402	1,441	1,832
Add: Series D convertible preferred dividends	1,697	1,723	2,394	2,398	2,398	3,034	3,272	4,690
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	4,050	4,050	4,050	4,050

FFO available to common stockholders and unitholders - diluted	$159,422	$154,666	$136,853	$132,545	$126,441	$121,283	$119,633	$117,602

Weighted average common stock and units outstanding	127,515	126,243	114,100	111,433	109,603	105,069	101,056	96,303
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	321	327	405	485	450	410	1,216	1,172
Add: Effect of dilutive series C convertible preferred stock	—	—	489	2,785	2,778	2,784	2,865	3,652
Add: Effect of dilutive series D convertible preferred stock	3,143	4,219	4,374	4,337	4,660	5,604	6,419	8,333
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,531	6,515	6,456	6,442	6,384	6,368	6,289	6,270

Weighted average common stock and units outstanding - diluted	137,510	137,304	125,824	125,482	123,875	120,235	117,845	115,730

Note: For a definition and discussion of FFO, see page 31.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Reconciliation of FFO to AFFO (Note):

FFO available to common stockholders and unitholders	$153,675	$148,893	$130,409	$124,695	$118,591	$112,797	$110,870	$107,030

Adjustments:

Non-real estate depreciation	921	846	814	1,002	526	497	443	412
Amortization of deferred financing costs	2,359	2,328	1,799	2,214	2,209	2,285	2,510	2,451
Amortization of debt discount	340	260	250	247	244	241	749	998
Non-cash compensation	2,709	2,741	3,775	3,407	3,167	3,560	3,739	2,963
Loss from early extinguishment of debt	—	—	303	—	104	6	363	615
Straight line rents	(20,004)	(20,221)	(19,649)	(15,902)	(15,089)	(14,166)	(14,305)	(12,749)
Above and below market rent amortization	(2,819)	(2,333)	(2,871)	(2,239)	(2,274)	(1,989)	(1,860)	(1,814)
Change in fair value of contingent consideration (3)	(1,051)	—	—	—	—	—	—	—
Capitalized leasing compensation	(4,008)	(3,847)	(3,334)	(3,913)	(2,610)	(2,734)	(2,721)	(2,443)
Recurring capital expenditures and tenant improvements (4)	(6,272)	(3,562)	(6,128)	(5,431)	(4,870)	(4,678)	(2,026)	(1,395)
Capitalized leasing commissions (4)	(10,037)	(9,493)	(4,201)	(3,607)	(6,401)	(5,350)	(6,486)	(3,029)

AFFO available to common stockholders and unitholders	$115,813	$115,612	$101,167	$100,473	$93,597	$90,469	$91,276	$93,039

(3)	Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.
(4)	All periods presented include internal leasing commissions, the amounts of which have historically been included in capitalized leasing commissions and were previously excluded from recurring capital expenditures.

Note: For a definition and discussion of AFFO, see page 31. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11

Net income available to common stockholders	$44,815	$45,615	$42,021	$39,211	$35,990	$31,908	$31,990	$30,980

Interest	40,350	41,047	37,681	38,030	36,856	37,078	39,334	36,082
Loss from early extinguishment of debt	—	—	303	—	104	6	363	615
Taxes	10	710	1,206	721	(1,164)	461	233	428
Depreciation and amortization	107,718	101,840	89,000	83,995	80,612	79,047	76,848	73,918

EBITDA	192,893	189,212	170,211	161,957	152,398	148,500	148,768	142,023

Noncontrolling interests	1,329	1,529	1,634	1,221	1,481	1,345	1,525	1,510
Preferred stock dividends	9,751	9,777	10,313	8,831	9,726	4,436	4,713	6,522

Adjusted EBITDA	$203,973	$200,518	$182,158	$172,009	$163,605	$154,281	$155,006	$150,055

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 31. EBITDA and Adjusted EBITDA for the three months ended June 30, 2012 include a gain on sale of 700 / 750 Central Expressway, held through an unconsolidated joint venture, of approximately $2.3 million. Excluding this gain, EBITDA and Adjusted EBITDA would have been $167.9 million and $179.9 million, respectively, for three months ended June 30, 2012.

Financial Ratios

(unaudited and in thousands)

	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11

Total GAAP interest expense	$40,350	$41,047	$37,681	$38,030	$36,856	$37,078	$39,334	$36,082
Capitalized interest	7,833	4,496	4,602	4,526	4,262	4,755	4,222	4,666
Change in accrued interest and other non-cash amounts	(17,872)	8,974	(14,836)	11,320	(15,879)	12,274	(16,207)	4,460

Cash interest expense (a)	30,311	54,517	27,447	53,876	25,239	54,107	27,349	45,208
Scheduled debt principal payments and preferred dividends	13,518	13,402	15,199	12,601	13,555	8,173	8,401	10,422

Total fixed charges (b)	$43,829	$67,919	$42,646	$66,477	$38,794	$62,280	$35,750	$55,630

Debt service coverage ratio based on GAAP interest expense (c)	5.1x	4.9x	4.8x	4.5x	4.4x	4.2x	3.9x	4.2x
Debt service coverage ratio based on cash interest expense (d)	6.7x	3.7x	6.6x	3.2x	6.5x	2.9x	5.7x	3.3x
Fixed charge coverage ratio based on GAAP interest expense (e)	3.8x	3.7x	3.4x	3.4x	3.2x	3.4x	3.2x	3.2x
Fixed charge coverage ratio based on cash interest expense (f)	4.7x	3.0x	4.3x	2.6x	4.2x	2.5x	4.3x	2.7x
Debt to total enterprise value including debt and preferred equity (g)	31.5%	30.0%	26.8%	26.9%	26.9%	29.6%	31.1%	33.1%
Debt plus preferred stock to total enterprise value including debt and preferred equity (h)	35.9%	34.4%	31.9%	31.8%	32.3%	36.3%	34.9%	38.6%
Pretax income to interest expense (i)	2.4x	2.4x	2.4x	2.3x	2.3x	2.0x	2.0x	2.1x
Net Debt to Adjusted EBITDA (j)	5.2x	5.0x	4.6x	4.7x	4.4x	4.5x	4.9x	5.0x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(c)	Adjusted EBITDA divided by GAAP interest expense.
(d)	Adjusted EBITDA divided by cash interest expense.
(e)	Adjusted EBITDA divided by the sum of GAAP interest expense, scheduled debt principal payments and preferred dividends.
(f)	Adjusted EBITDA divided by fixed charges.
(g)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(h)	Same as (e), except numerator includes preferred stock.
(i)	Calculated as net income, adding back interest expense and divided by GAAP interest expense.
(j)	Calculated as total debt at balance sheet carrying value (see page 7) less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

	Three Months Ended
Same store (1)	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Operating Revenues:

Rental	$230,866	$227,587	$224,804	$216,061	$213,016	$206,634	$202,806	$196,795
Tenant reimbursements - Utilities	40,603	45,931	39,522	35,980	38,699	36,374	37,578	37,386
Tenant reimbursements - Other	18,640	17,916	17,616	18,994	12,925	20,282	13,733	14,448
Construction management (2)	—	—	—	—	—	—	—	—
Other	158	1,052	6,405	—	—	602	5	295

Total operating revenues	290,267	292,486	288,347	271,035	264,640	263,892	254,122	248,924

Operating Expenses:

Rental property operating and maintenance - Utilities	43,385	48,760	41,266	37,905	38,915	39,714	41,055	38,427
Rental property operating and maintenance - Other	46,987	43,218	42,106	39,211	42,129	42,324	31,785	33,003
Property taxes	16,570	15,988	14,840	15,347	9,333	13,006	13,922	13,471
Insurance	2,190	2,069	2,126	2,101	1,908	1,917	1,933	1,921
Construction management (2)	—	—	—	—	—	—	—	—
Depreciation and amortization	88,942	86,588	84,645	80,736	80,332	79,038	76,848	73,918
General and administrative (3)	13,441	14,409	15,109	14,250	12,542	14,600	14,077	12,405
Transactions (4)	—	—	—	—	—	—	—	—
Other	—	923	337	—	—	—	—	90

Total operating expenses	211,515	211,955	200,429	189,550	185,159	190,599	179,620	173,235

Operating income	78,752	80,531	87,918	81,485	79,481	73,293	74,502	75,689

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	1,532	1,533	3,500	1,394	1,295	1,390	1,058	1,208
Interest and other income	(20)	(62)	1,267	772	395	2,221	380	264
Interest expense	(33,635)	(37,299)	(36,361)	(36,841)	(36,594)	(37,075)	(39,334)	(36,082)
Tax expense	(24)	(586)	(1,083)	(596)	1,288	(378)	(233)	(428)
Loss from early extinguishment of debt	—	—	(303)	—	(104)	(6)	(363)	(615)

Net income	$46,605	$44,117	$54,938	$46,214	$45,761	$39,445	$36,010	$40,036

New properties (1)
Operating Revenues:

Rental	$42,040	$32,465	$10,119	$6,773	$1,248	$212	$—	$—
Tenant reimbursements - Utilities	9,482	10,195	2,408	1,398	—	—	—	—
Tenant reimbursements - Other	6,422	4,836	876	1,490	386	—	—	—
Construction management (2)	1,525	2,497	1,954	2,452	4,338	9,372	13,759	1,817
Other	—	—	—	—	—	—	—	—

Total operating revenues	59,469	49,993	15,357	12,113	5,972	9,584	13,759	1,817

Operating Expenses:

Rental property operating and maintenance - Utilities	9,655	10,107	2,355	1,446	—	—	—	—
Rental property operating and maintenance - Other	6,068	4,575	1,849	1,283	654	126	(503)	293
Property taxes	3,112	1,994	929	695	125	49	40	—
Insurance	457	394	134	129	106	44	65	130
Construction management (2)	184	623	596	193	2,388	7,391	11,199	1,737
Depreciation and amortization	18,776	15,252	4,355	3,259	280	9	—	—
General and administrative (3)	—	—	—	—	—	—	—	—
Transactions (4)	5,331	504	4,608	677	601	3,632	740	681
Other	—	—	—	—	—	—	—	—

Total operating expenses	43,583	33,449	14,826	7,682	4,154	11,251	11,541	2,841

Operating income	15,886	16,544	531	4,431	1,818	(1,667)	2,218	(1,024)

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	201	(13)	(7)	(5)	1	—	—	—
Interest and other income	(96)	145	(51)	(63)	3	(3)	—	—
Interest expense	(6,715)	(3,748)	(1,320)	(1,189)	(262)	(3)	—	—
Tax expense	22	(124)	(123)	(125)	(124)	(83)	—	—
Loss from early extinguishment of debt	—	—	—	—	—	—	—	—

Net Income	$9,298	$12,804	$(970)	$3,049	$1,436	$(1,756)	$2,218	$(1,024)

(1)	Same store properties are properties that were acquired on or before December 31, 2010 and new properties are properties acquired after December 31, 2010.
(2)	Construction management revenues and expenses are included entirely in new properties as they are not allocable to specific properties.
(3)	General and administrative expenses are included entirely in same store properties as they are not allocable to specific properties.
(4)	Transaction expenses are included entirely in new properties as they are not allocable to specific properties.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
Same store (1)	31-Dec-12	30-Sep-12	Percentage Change	31-Dec-11	Percentage Change

Rental (2)	$230,866	$227,587	1.4%	$213,016	8.4%
Tenant reimbursements - Utilities	40,603	45,931	(11.6%)	38,699	4.9%
Tenant reimbursements - Other	18,640	17,916	4.0%	12,925	44.2%

	290,109	291,434	(0.5%)	264,640	9.6%
Rental property operating and maintenance - Utilities	43,385	48,760	(11.0%)	38,915	11.5%
Rental property operating and maintenance - Other	46,987	43,218	8.7%	42,129	11.5%
Property taxes	16,570	15,988	3.6%	9,333	77.5%
Insurance	2,190	2,069	5.8%	1,908	14.8%

	109,132	110,035	(0.8%)	92,285	18.3%

Net Operating Income (3)	$180,977	$181,399	(0.2%)	$172,355	5.0%

Same store occupancy at end of quarter (4)	93.8%	93.4%	0.4%	94.6%	(0.8%)

(1)	Same store properties were acquired on or before December 31, 2010.
(2)	For the periods presented, same store straight-line rent was $17,894, $18,085 and $14,240, respectively, and non-cash purchase accounting adjustments were $1,813, $1,580, and $2,259, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 31.
(4)	Occupancy excludes space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date	Principal Balance as of December 31, 2012	% of Debt	Interest Rate as of December 31, 2012	Interest Rate as of December 31, 2012 including swaps
Revolving Credit Facility
Global revolving credit facility	November 2, 2016 (1)	723,729	16.9%	2.05%

		$723,729	16.9%
Unsecured term loan:
Unsecured term loan	April 16, 2017	757,839	17.7%	1.84%	2.27%

		$757,839	17.7%

Unsecured senior notes:
Prudential Shelf Facility:
Series B	November 5, 2013	33,000	0.8%	9.32%
Series C	January 6, 2016	25,000	0.6%	9.68%
Series D	January 20, 2015	50,000	1.2%	4.57%
Series E	January 20, 2017	50,000	1.2%	5.73%
Series F	February 3, 2015	17,000	0.4%	4.50%

Total Prudential Shelf Facility		$175,000	4.2%
Senior Notes:
4.50% notes due 2015	July 15, 2015	375,000	8.8%	4.50%
5.875% notes due 2020	February 1, 2020	500,000	11.7%	5.88%
5.25% notes due 2021	March 15, 2021	400,000	9.3%	5.25%
3.625% notes due 2022	October 1, 2022	300,000	7.0%	3.63%
Unamortized discounts		(11,779)	–0.3%

Total senior notes		$1,563,221	36.5%

Total unsecured senior notes		$1,738,221	40.7%

Exchangeable senior debentures:
5.50% exchangeable senior debentures due 2029	April 15, 2029	266,400	6.2%	5.50%

Total exchangeable senior debentures		$266,400	6.2%

Mortgage loans:
Paul van Vlissingenstraat 16	July 18, 2013	13,336	0.3%	1.79%	5.58%
Chemin de l’Epinglier 2	July 18, 2013	9,649	0.2%	1.69%	5.57%
1500 Space Park Drive	October 5, 2013	35,682	0.8%	6.15%
Gyroscoopweg 2E-2F	October 18, 2013	8,492	0.2%	1.69%	5.49%
360 Spear Street	November 8, 2013	46,613	1.1%	6.32%
Mundells Roundabout	November 30, 2013	69,612	1.6%	1.72%	4.18%
Clonshaugh Industrial Estate II	September 4, 2014	39,579	0.9%	4.69%	7.20%
Cressex 1	October 16, 2014	28,560	0.7%	5.68%
Manchester Technopark	October 16, 2014	8,688	0.2%	5.68%
Secured Term Debt	November 11, 2014	135,991	3.2%	5.65%
200 Paul Avenue 1-4	October 8, 2015	72,646	1.7%	5.74%
600 West Seventh Street	March 15, 2016	51,174	1.2%	5.80%
34551 Ardenwood Boulevard 1-4	November 11, 2016	52,916	1.2%	5.95%
2334 Lundy Place	November 11, 2016	38,486	0.9%	5.96%
1100 Space Park Drive	December 11, 2016	52,889	1.2%	5.89%
2045 & 2055 LaFayette Street	February 6, 2017	64,621	1.5%	5.93%
150 South First Street	February 6, 2017	50,830	1.2%	6.30%
8025 North Interstate 35	March 6, 2017	6,561	0.2%	4.09%
731 East Trade Street	July 1, 2020	4,509	0.1%	8.22%
Unamortized net premiums		1,542	0.1%

		$792,376	18.5%

Total Consolidated Debt		$4,278,565	100.0%

Weighted average cost of debt (including interest rate swaps)					4.25%

(1)	Assumes all extensions will be exercised.

Global Revolving Credit Facility

(in thousands)

	Maximum Available as of December 31, 2012	Available as of December 31, 2012 (2)	Drawn as of December 31, 2012
Global Revolving Credit Facility	$1,800,000	$1,042,620	$723,729

(2)	Net of letters of credit issued.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Debt Maturities

(unaudited, in thousands)

		2013	2014	2015	2016	2017	Thereafter	Total
Global revolving credit facility	(1)	$—	$—	$—	$723,729	$—	$—	$723,729
Unsecured term loan		—	—	—	—	757,839	—	757,839
Prudential shelf facility senior notes		33,000	—	67,000	25,000	50,000	—	175,000
5.875% notes due 2020		—	—	—	—	—	500,000	500,000
4.50% notes due 2015		—	—	375,000	—	—	—	375,000
5.25% notes due 2021		—	—	—	—	—	400,000	400,000
3.625% notes due 2022		—	—	—	—	—	300,000	300,000
5.50% exchangeable senior debentures due 2029	(2)	—	266,400	—	—	—	—	266,400
Secured Term Debt	(3)	3,025	132,966	—	—	—	—	135,991
200 Paul Avenue 1-4		1,932	2,048	68,666	—	—	—	72,646
Mundells Roundabout		69,612	—	—	—	—	—	69,612
2045 & 2055 LaFayette Street		998	1,060	1,125	1,195	60,243	—	64,621
34551 Ardenwood Boulevard 1-4		765	812	862	50,477	—	—	52,916
1100 Space Park Drive		774	821	871	50,423	—	—	52,889
600 West Seventh Street		1,626	1,723	1,825	46,000	—	—	51,174
150 South First Street		733	781	832	878	47,606	—	50,830
360 Spear Street		46,613	—	—	—	—	—	46,613
2334 Lundy Place		556	590	626	36,714	—	—	38,486
Clonshaugh Industrial Estate II		—	39,579	—	—	—	—	39,579
1500 Space Park Drive		35,682	—	—	—	—	—	35,682
Cressex 1		499	28,061	—	—	—	—	28,560
Paul van Vlissingenstraat 16		13,336	—	—	—	—	—	13,336
Chemin de l’Epinglier 2		9,649	—	—	—	—	—	9,649
Gyroscoopweg 2E-2F		8,492	—	—	—	—	—	8,492
Manchester Technopark		151	8,537	—	—	—	—	8,688
8025 North Interstate 35		247	257	268	5,789	—	—	6,561
731 East Trade Street		322	350	418	503	546	2,370	4,509

Total		$228,012	$483,985	$517,493	$940,708	$916,234	$1,202,370	$4,288,802

Weighted Average Term to Initial Maturity	(2)		4.8 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(2)		4.9 Years

(1)	Assumes all extensions will be exercised.
(2)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.
(3)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.

Note: Total excludes $1,542 of loan premiums, net and ($6,541), ($607), ($770), and ($3,861) of debt discount on 5.875% unsecured senior notes due 2020, 4.50% unsecured senior notes due 2015, 5.25% unsecured senior notes due 2021, and 3.625% unsecured senior notes due 2022, respectively.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of December 31, 2012
	4.50% Notes due 2015, 5.875% Notes due 2020 & 5.25% Notes due 2021		3.625% Notes due 2022	Global Revolving Credit Facility
	Required	Actual	Actual	Required	Actual

Total Outstanding Debt / Total Assets (2)	Less than 60%	44%	41%	Less than 60% (3)	36%

Secured Debt / Total Assets (4)	Less than 40%	8%	7%	Less than 40%	7%

Total Unencumbered Assets / Unsecured Debt	Greater than 150%	244%	263%		N/A

Consolidated EBITDA / Interest Expense (5)	Greater than 1.50x	4.0 x	4.0 x		N/A

Fixed Charge Coverage		N/A	N/A	Greater than 1.50x	3.3 x

Unsecured Debt / Total Unencumbered Asset Value (6)		N/A	N/A	Less than 60%	40%

Unencumbered Assets Debt Service Coverage Ratio		N/A	N/A	Greater than 1.50x	5.6 x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to: the Indenture dated January 28, 2010, which governs the 5.875% Notes due 2020; the Indenture dated July 8, 2010, which governs the 4.50% Notes due 2015; the Indenture and Supplemental Indenture No. 1 dated March 8, 2011, which governs the 5.25% Notes due 2021; the Indenture and Supplemental Indenture No. 1 dated September 24, 2012, which governs the 3.625% Notes due 2022; and the Global Senior Credit Agreement dated as of November 3, 2011, which are filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Global Revolving Credit Facility. Under the 4.50% Notes due 2015, 5.875% Notes due 2020, and 5.25% Notes due 2021, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the 3.625% Notes due 2022, Total Assets is calculated using Consolidated EBITDA capped at 8.25%. Under the Global Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income capped at 8.25% for Data Center Assets and 7.50% for Other Assets.
(3)	The Company has the right to maintain a Leverage Ratio of greater than 60.0% but less than or equal to 65.0% for up to four consecutive fiscal quarters during the term of the Facility following an acquisition of one or more Assets for a purchase price and other consideration in an amount not less than 5% of Total Asset Value.
(4)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Consolidated Secured Debt / Total Asset Value, under the Global Revolving Credit Facility.
(5)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(6)	Assets must satisfy certain conditions to qualify for inclusion as an Unencumbered Asset under the Global Revolving Credit Facility.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Portfolio Summary (1)

As of December 31, 2012

	12/31/2012	9/30/2012

Number of Properties:
Domestic	91	90
International	26	20
Unconsolidated Joint Ventures	3	3

	120	113

Number of Buildings:
Domestic	138	137
International	30	24
Unconsolidated Joint Ventures	3	3

	171	164

Number of Markets:
Domestic	20	20
International	10	10
Unconsolidated Joint Ventures	2	2

	32	32

Net Rentable Square Feet: (2)
Domestic	16,774,252	16,584,357
International	2,714,505	2,337,708
Unconsolidated Joint Ventures	400,639	400,639

	19,889,396	19,322,704

Space Held for Development Square Feet:
Domestic	2,068,832	1,885,220
International	358,425	443,201
Unconsolidated Joint Ventures	0	0

	2,427,257	2,328,421

Portfolio Occupancy (3)	94.4%	94.2%

Same Store Pool Occupancy (3)	93.8%	93.4%

(1)	Includes properties held through three unconsolidated joint ventures: 2001 Sixth Avenue, Seattle; 2020 Fifth Avenue, Seattle; and 33 Chun Choi Street, Hong Kong.
(2)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Occupancy excludes space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

Note: 1-23 Templar Road, Sydney, Australia and 98 Radnor Drive, Melbourne, Australia were acquired in July 2011 and August 2011, respectively, and commissioned in Q4 2012. Both properties have been added to our operating property count.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Properties Acquired

For the three months ended December 31, 2012

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)		Net Rentable Square Footage of Property (1)	Space Held For Development	Percentage of Total Net Rentable Square Footage of Property Occupied (2)

701 Union Boulevard	Totowa, NJ	Nov-12	$16.8		—	271,000	0.0%
23 Waterloo Road	Macquarie Park, NSW, Australia	Dec-12	$12.3	(3)	51,990	—	100.0%
Bouygues Telecom Portfolio (4)	Paris, France	Dec-12	$79.4	(3)	185,994	—	100.0%

			$108.5		237,984	271,000	100.0%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy percentages are calculated net of square footage of space held for development.
(3)	Purchase price in USD is based on the exchange rate on the date of acquisition.
(4)	The Bouygues Telecom Portfolio consists of 1 Rue Jean-Pierre, Liet-dit ie Christ de Saclay, and 127 Rue de Paris, which are all located in Paris, France. The Bouygues Telecom Portfolio is considered three properties for our property count.

Note: 1-23 Templar Road, Sydney, Australia and 98 Radnor Drive, Melbourne, Australia were acquired in July 2011 and August 2011, respectively, and commissioned in Q4 2012. Both properties have been added to our operating property count.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Occupancy Analysis

As of December 31, 2012

(Dollar amounts in thousands)

								Occupancy (3)				Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property		Buildings	Acquisition Date	Property Type	Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	As of 12/31/12	As of 9/30/12	As of 6/30/12	As of 3/31/12	Total Portfolio	Total Portfolio

NORTH AMERICA

Dallas
2323 Bryan Street		1	Jan-02	Data Center	453,539	23,568	15,545	77.7%	76.9%	76.1%	75.2%	2.3%	1.5%
2501 S. State Highway 121		9	Feb-12	Data Center	819,243	—	13,088	99.7%	98.5%	98.5%	98.5%	4.1	1.3
1232 Alma Road		1	Sep-09	Data Center	105,726	—	11,777	89.0%	99.4%	99.5%	99.5%	0.5	1.1
2440 Marsh Lane		1	Jan-03	Data Center	135,250	—	11,766	91.9%	91.9%	85.9%	100.0%	0.7	1.1
4849 Alpha Road		1	Apr-04	Data Center	125,538	—	11,138	100.0%	99.7%	99.7%	99.7%	0.6	1.1
4025 Midway Road		1	Jan-06	Data Center	100,590	—	9,919	98.4%	99.9%	99.9%	100.0%	0.5	0.9
400 S. Akard		1	Jun-12	Internet Gateway	269,563	—	7,910	94.7%	94.7%	84.6%	N/A	1.4	0.8
11830 Webb Chapel Road		1	Aug-04	Data Center	365,647	—	7,735	96.3%	88.1%	88.1%	88.1%	1.8	0.7
900 Quality Way		1	Sep-09	Data Center	33,680	81,242	6,278	100.0%	100.0%	100.0%	0.0%	0.2	0.6
1215 Datacenter Park		1	Sep-09	Data Center	56,124	—	5,972	100.0%	100.0%	N/A	N/A	0.3	0.6
14901 FAA Boulevard		3	Jun-06	Data Center	263,700	—	5,061	100.0%	100.0%	100.0%	100.0%	1.3	0.5
900 Dorothy Drive		1	Aug-10	Data Center	56,176	—	1,565	100.0%	100.0%	100.0%	100.0%	0.3	0.1
904 Quality Way		1	Sep-09	Data Center	46,750	—	972	100.0%	100.0%	N/A	N/A	0.2	0.1
905 Security Row		1	Sep-09	Data Center	—	249,657	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1400 N. Bowser Road		1	Sep-09	Data Center	—	246,940	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1301 International Parkway		1	Sep-09	Data Center	—	20,500	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0

					2,831,526	621,907	108,726	94.5%	93.4%	91.7%	93.0%	14.2%	10.4%

Silicon Valley
1350 Duane & 3080 Raymond		2	Oct-09	Data Center	185,000	—	10,273	100.0%	100.0%	100.0%	100.0%	0.9%	1.0%
3011 Lafayette Street		1	Jan-07	Data Center	90,780	—	10,246	100.0%	100.0%	100.0%	100.0%	0.5	1.0
1100 Space Park Drive		1	Nov-04	Internet Gateway	165,297	—	9,597	100.0%	100.0%	92.7%	100.0%	0.8	0.9
1500 Space Park Drive		1	Sep-07	Data Center	51,615	—	9,325	100.0%	100.0%	100.0%	100.0%	0.3	0.9
1525 Comstock Street		1	Sep-07	Data Center	42,385	—	8,532	100.0%	100.0%	100.0%	100.0%	0.2	0.8
3105 &3205 Alfred Street.		2	May-10	Data Center	49,858	—	8,369	87.9%	87.9%	87.9%	64.1%	0.3	0.8
2045 & 2055 LaFayette Street		2	May-04	Data Center	300,000	—	7,200	100.0%	100.0%	100.0%	100.0%	1.5	0.7
1725 Comstock Street		1	Apr-10	Data Center	39,643	—	6,670	100.0%	100.0%	100.0%	100.0%	0.2	0.6
150 South First Street		1	Sep-04	Data Center	179,761	—	6,500	93.7%	93.7%	93.7%	99.0%	0.9	0.6
1201 Comstock Street		1	Jun-08	Data Center	24,000	—	4,598	100.0%	100.0%	100.0%	100.0%	0.1	0.4
2334 Lundy Place		1	Dec-02	Data Center	130,752	—	4,525	100.0%	100.0%	100.0%	100.0%	0.7	0.4
4650 Old Ironsides Drive		1	Jun-05	Data Center	124,383	—	3,954	100.0%	100.0%	100.0%	100.0%	0.6	0.4
2401 Walsh Street		1	Jun-05	Data Center	167,932	—	3,723	100.0%	100.0%	100.0%	100.0%	0.8	0.4
2950 Zanker Road		1	Aug-10	Data Center	69,700	—	3,060	100.0%	100.0%	100.0%	100.0%	0.4	0.3
2403 Walsh Street		1	Jun-05	Data Center	103,940	—	2,304	100.0%	100.0%	100.0%	100.0%	0.5	0.2
4700 Old Ironsides Drive		1	Jun-05	Data Center	90,139	—	1,998	100.0%	100.0%	100.0%	100.0%	0.5	0.2
444 Toyama Drive		1	Sep-09	Data Center	42,083	—	1,885	100.0%	100.0%	100.0%	100.0%	0.2	0.2
2805 Lafayette Street	(4)	1	Aug-10	Data Center	32,133	117,867	—	0.0%	0.0%	0.0%	0.0%	0.2	0.0

					1,889,401	117,867	102,759	97.4%	99.1%	98.4%	98.9%	9.6%	9.8%

Northern Virginia
43881 Devin Shafron Drive		1	Mar-07	Data Center	180,000	—	18,693	100.0%	100.0%	100.0%	100.0%	0.8%	1.8%
43915 Devin Shafron Drive		1	May-09	Data Center	129,033	3,247	15,876	100.0%	100.0%	100.0%	100.0%	0.6	1.5
43791 Devin Shafron Drive		1	Mar-07	Data Center	132,806	2,194	9,653	77.4%	77.4%	100.0%	100.0%	0.7	0.9
43830 Devin Shafron Drive		1	May-09	Data Center	99,652	13,598	9,608	84.4%	84.3%	74.6%	31.7%	0.5	0.9
4050 Lafayette Center Drive		1	Jul-10	Data Center	42,374	—	6,655	99.0%	99.0%	99.0%	99.0%	0.2	0.6
4030 Lafayette Center Drive		1	Jul-10	Data Center	72,696	—	5,837	100.0%	100.0%	100.0%	100.0%	0.4	0.6
45901 & 45845 Nokes Boulevard		2	Dec-09	Data Center	167,160	—	4,612	100.0%	100.0%	100.0%	100.0%	0.8	0.4
44470 Chilum Place		1	Feb-07	Data Center	95,440	—	4,419	100.0%	100.0%	100.0%	100.0%	0.5	0.4
43790 Devin Shafron Drive		1	May-09	Data Center	152,138	—	3,134	100.0%	100.0%	100.0%	100.0%	0.8	0.3
21110 Ridgetop Circle		1	Jan-07	Data Center	135,513	—	2,906	100.0%	100.0%	100.0%	100.0%	0.7	0.3
21561 & 21571 Beaumeade Circle		2	Dec-09	Data Center	164,453	—	2,846	100.0%	100.0%	100.0%	100.0%	0.8	0.3
1506 Moran Road		2	Dec-11	Data Center	78,295	—	2,365	100.0%	100.0%	100.0%	100.0%	0.4	0.2
21551 Beaumeade Circle		1	Dec-09	Data Center	152,504	—	2,027	100.0%	100.0%	100.0%	100.0%	0.8	0.2
1807 Michael Faraday Court		1	Oct-06	Data Center	19,237	—	1,861	100.0%	100.0%	100.0%	100.0%	0.1	0.2
7505 Mason King Court		1	Nov-08	Data Center	109,650	—	1,820	100.0%	100.0%	100.0%	100.0%	0.6	0.2
251 Exchange Place		1	Nov-05	Data Center	70,982	—	1,689	100.0%	100.0%	100.0%	100.0%	0.4	0.2
43831 Devin Shafron Drive		1	Mar-07	Data Center	117,071	—	1,538	100.0%	100.0%	100.0%	100.0%	0.6	0.1
8100 Boone Boulevard		2	Oct-06	Data Center	17,015	—	860	24.4%	24.9%	24.9%	100.0%	0.1	0.1
4040 Lafayette Center Drive		1	Jul-10	Data Center	—	30,333	—	N/A	N/A	N/A	N/A	0.0	0.0

					1,936,019	49,372	96,399	97.0%	96.9%	98.4%	97.5%	9.8%	9.2%

New York
111 Eighth Avenue	(5)	1	Oct-06	Internet Gateway	116,843	—	20,496	100.0%	99.3%	99.3%	95.3%	0.6%	2.0%
365 S Randolphville Road		1	Feb-08	Data Center	172,507	92,285	19,146	98.5%	95.8%	88.6%	88.6%	0.9	1.8
3 Corporate Place		1	Dec-05	Data Center	276,931	—	18,757	100.0%	100.0%	100.0%	100.0%	1.4	1.8
300 Boulevard East		1	Nov-02	Data Center	346,819	22,962	17,972	92.3%	89.9%	89.9%	89.9%	1.7	1.7
60 & 80 Merritt Boulevard		1	Jan-10	Data Center	169,540	—	12,858	100.0%	100.0%	100.0%	100.0%	0.9	1.2
650 Randolph Road		1	Jun-08	Data Center	—	127,790	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0
410 Commerce Boulevard	(6)	0	Aug-12	Data Center	—	—	—	N/A	N/A	N/A	N/A	0.0	0.0
701 Union Boulevard		0	Nov-12	Data Center	—	271,000		N/A	N/A	N/A	N/A	0.0	0.0

					1,082,640	514,037	89,229	97.3%	96.0%	94.9%	94.5%	5.5%	8.5%

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Occupancy Analysis

As of December 31, 2012

(Dollar amounts in thousands)

							Occupancy (3)				Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property	Buildings	Acquisition Date	Property Type	Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	As of 12/31/12	As of 9/30/12	As of 6/30/12	As of 3/31/12	Total Portfolio	Total Portfolio

San Francisco
200 Paul Avenue	4	Nov-04	Internet Gateway	494,120	33,560	29,028	99.3%	99.3%	96.3%	99.3%	2.5%	2.8%
Digital 365 Main Street	1	Jul-10	Data Center	226,981	—	26,179	84.0%	91.6%	91.7%	81.3%	1.1	2.5
Digital 720 2nd Street	1	Jul-10	Data Center	121,220	—	15,456	89.5%	87.7%	87.4%	86.9%	0.6	1.5
360 Spear Street	1	Dec-11	Data Center	154,950	—	8,185	100.0%	100.0%	100.0%	100.0%	0.8	0.8

				997,271	33,560	78,848	94.7%	96.2%	94.8%	93.9%	5.0%	7.6%

Chicago
350 E Cermak Road	1	May-05	Internet Gateway	1,129,226	4,513	68,725	98.5%	98.5%	98.3%	98.7%	5.7%	6.6%
600-780 S. Federal	1	Sep-05	Internet Gateway	142,166	19,381	7,092	79.0%	76.6%	76.6%	67.5%	0.7	0.7
9333, 9355, 9377 Grand Avenue	3	May-12	Technology Manufacturing	457,429	117,515	1,895	100.0%	100.0%	100.0%	N/A	2.3	0.2

				1,728,821	141,409	77,712	97.3%	97.1%	97.0%	94.8%	8.7%	7.5%

Phoenix
2121 South Price Road	1	Jul-10	Data Center	367,665	151,814	35,725	80.3%	84.1%	84.1%	83.8%	1.8%	3.4%
120 E Van Buren Street	1	Jul-06	Internet Gateway	287,514	—	21,924	88.2%	91.1%	91.2%	90.1%	1.4	2.1
2055 East Technology Circle	1	Oct-06	Data Center	76,350	—	8,245	100.0%	100.0%	100.0%	100.0%	0.4	0.8

				731,529	151,814	65,894	85.5%	88.7%	88.7%	88.1%	3.6%	6.3%

Boston
128 First Avenue	1	Jan-10	Data Center	274,750	—	22,535	97.3%	97.1%	99.2%	99.5%	1.4%	2.2%
55 Middlesex Turnpike	1	Jan-10	Data Center	106,000	—	12,859	96.2%	96.2%	90.5%	90.6%	0.5	1.2
100 Quannapowitt Parkway	2	Jun-04	Data Center	286,550	100,406	6,349	89.7%	89.6%	88.7%	88.0%	1.4	0.6
115 Second Avenue	1	Oct-05	Data Center	66,730	—	3,756	100.0%	100.0%	100.0%	100.0%	0.3	0.4
600 Winter Street	1	Sep-06	Data Center	30,400	—	842	100.0%	100.0%	100.0%	100.0%	0.2	0.1

				764,430	100,406	46,341	94.7%	94.5%	94.2%	94.0%	3.8%	4.5%

Los Angeles
600 West Seventh Street	1	May-04	Internet Gateway	489,722	—	22,936	98.4%	98.7%	98.4%	98.7%	2.5%	2.2%
2260 East El Segundo Boulevard	1	Jul-10	Data Center	132,240	—	12,864	99.6%	100.0%	100.0%	100.0%	0.7	1.2
200 North Nash Street	1	Jun-05	Data Center	113,606	—	2,519	100.0%	100.0%	100.0%	100.0%	0.6	0.2
3015 Winona Avenue	1	Dec-04	Data Center	82,911	—	1,672	100.0%	100.0%	100.0%	100.0%	0.4	0.2
3300 East Birch Street	1	Aug-03	Data Center	68,807	—	1,547	100.0%	100.0%	100.0%	100.0%	0.3	0.1

				887,286	—	41,538	99.1%	99.3%	99.1%	99.3%	4.5%	3.9%

Atlanta
375 Riverside Parkway	1	Jun-03	Data Center	250,191	—	8,417	100.0%	99.2%	99.2%	99.2%	1.3%	0.8%
760 Doug Davis Drive	1	Dec-11	Data Center	334,306	—	6,376	100.0%	100.0%	100.0%	100.0%	1.7	0.6
101 Aquila Way	1	Apr-06	Data Center	313,581	—	1,411	100.0%	100.0%	100.0%	100.0%	1.6	0.1

				898,078	—	16,204	100.0%	99.8%	99.8%	99.8%	4.6%	1.5%

Philadelphia
833 Chestnut Street	1	Mar-05	Data Center	592,295	62,463	13,021	92.0%	92.0%	92.0%	92.0%	3.0%	1.2%

				592,295	62,463	13,021	92.0%	92.0%	92.0%	92.0%	3.0%	1.2%

Denver
11900 East Cornell Avenue	1	Sep-12	Data Center	285,840	—	5,878	94.3%	94.3%	N/A	N/A	1.4%	0.6%
8534 Concord Center Drive	1	Jun-05	Data Center	85,660	—	3,674	100.0%	100.0%	100.0%	100.0%	0.4	0.4

				371,500	—	9,552	95.6%	95.6%	100.0%	100.0%	1.8%	1.0%

Houston
12001 - 12245 North Freeway	6	Apr-06	Data Center	282,483	18,222	10,392	91.9%	84.5%	77.1%	88.9%	1.3%	1.0%

				282,483	18,222	10,392	91.9%	84.5%	77.1%	88.9%	1.3%	1.0%

St. Louis
900 Walnut Street	1	Aug-07	Internet Gateway	105,776	6,490	4,423	99.9%	99.9%	99.9%	99.9%	0.5%	0.4%
210 N Tucker Boulevard	1	Aug-07	Data Center	184,490	152,926	4,306	83.3%	71.7%	76.2%	75.4%	0.9	0.4

				290,266	159,416	8,729	89.3%	82.0%	85.5%	85.4%	1.4%	0.8%

Miami
36 NE 2nd Street	1	Jan-02	Internet Gateway	162,140	—	5,060	99.1%	95.9%	95.9%	95.9%	0.8%	0.5%
2300 NW 89th Place	2	Sep-06	Data Center	64,174	—	673	100.0%	100.0%	100.0%	100.0%	0.3	0.1

				226,314	—	5,733	99.3%	97.0%	97.0%	97.0%	1.1%	0.6%

Sacramento
11085 Sun Center Drive	1	Sep-11	Data Center	69,048	—	2,794	100.0%	100.0%	100.0%	100.0%	0.3%	0.3%
3065 Gold Camp Drive	1	Oct-04	Data Center	40,394	23,397	1,912	100.0%	100.0%	33.6%	100.0%	0.2	0.2

				109,442	23,397	4,706	100.0%	100.0%	75.8%	100.0%	0.5%	0.5%

Portland
3825 NW Aloclek Place	1	Aug-11	Data Center	48,574	—	7,873	100.0%	100.0%	N/A	N/A	0.1%	0.8%

				48,574	—	7,873	100%	100%	—	—	0.1%	0.8%

Charlotte
125 North Myers	1	Aug-05	Internet Gateway	25,402	—	1,392	100.0%	100.0%	100.0%	100.0%	0.1%	0.1%
731 East Trade Street	1	Aug-05	Internet Gateway	40,879	—	1,311	100.0%	100.0%	100.0%	100.0%	0.2	0.1
113 North Myers	1	Aug-05	Internet Gateway	29,218	—	936	100.0%	100.0%	100.0%	100.0%	0.1	0.1

				95,499	—	3,639	100.0%	100.0%	100.0%	100.0%	0.4%	0.3%

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Occupancy Analysis

As of December 31, 2012

(Dollar amounts in thousands)

							Occupancy (3)				Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property	Buildings	Acquisition Date	Property Type	Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	As of 12/31/12	As of 9/30/12	As of 6/30/12	As of 3/31/12	Total Portfolio	Total Portfolio

Toronto, Canada
6800 Millcreek Drive	1	Apr-06	Data Center	83,758	—	2,034	100.0%	100.0%	100.0%	100.0%	0.4%	0.2%

				83,758	—	2,034	100.0%	100.0%	100.0%	100.0%	0.4%	0.2%

Minneapolis/St. Paul
1125 Energy Park Drive	1	Mar-05	Data Center	112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	0.6%	0.2%

				112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	0.6%	0.2%

Austin
8025 North Interstate 35	1	May-12	Data Center	62,237	—	934	100.0%	100.0%	100.0%	N/A	0.3%	0.1%
7620 Metro Center Drive	1	Dec-05	Data Center	45,000	—	325	69.6%	69.6%	67.1%	100.0%	0.2	0.0
7500 Metro Center Drive	1	Dec-05	Data Center	—	74,962	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0

				107,237	74,962	1,259	87.2%	87.2%	86.2%	100.0%	0.5%	0.1%

EUROPE

London, England
Unit 21 Goldworth Park Trading Est	1	Jul-12	Data Center	340,325	139,917	51,289	99.3%	98.9%	N/A	N/A	1.7%	4.9%
The Chess Building	1	Jul-12	Data Center	133,000	—	19,040	97.3%	97.6%	N/A	N/A	0.7	1.8
Unit B Prologis Park	1	Jul-12	Data Center	120,000	—	16,392	100.0%	100.0%	N/A	N/A	0.6	1.6
3 St. Anne’s Boulevard	1	Dec-07	Data Center	96,147	—	12,368	73.2%	72.7%	65.7%	60.3%	0.5	1.2
Mundells Roundabout	1	Apr-07	Data Center	113,464	—	8,047	100.0%	100.0%	100.0%	100.0%	0.6	0.8
Cressex 1	1	Dec-07	Data Center	50,847	—	7,438	100.0%	100.0%	100.0%	100.0%	0.3	0.7
6 Braham Street	1	Jul-02	Internet Gateway	63,233	—	5,062	100.0%	100.0%	100.0%	100.0%	0.3	0.5
2 St. Anne’s Boulevard	1	Dec-07	Data Center	30,612	—	3,563	100.0%	100.0%	100.0%	100.0%	0.2	0.3
1 St. Anne’s Boulevard	1	Dec-07	Data Center	20,219	—	294	100.0%	100.0%	100.0%	100.0%	0.1	0.0
Fountain Court	1	Jul-11	Data Center	42,764	89,814	136	16.8%	37.6%	0.0%	0.0%	0.2	0.0

				1,010,611	229,731	123,629	93.3%	95.4%	91.2%	89.8%	5.2%	11.8%

Paris, France
114 Rue Ambroise Croizat	2	Dec-06	Internet Gateway	332,795	19,351	20,414	93.5%	93.5%	93.5%	93.4%	1.7%	2.0%
1 Rue Jean-Pierre	1	Dec-12	Data Center	104,666	—	4,618	100.0%	N/A	N/A	N/A	0.5	0.4
127 Rue de Paris	1	Dec-12	Data Center	59,991	—	1,979	100.0%	N/A	N/A	N/A	0.3	0.2
Liet-dit ie Christ de Saclay	1	Dec-12	Data Center	21,337	—	660	100.0%	N/A	N/A	N/A	0.1	0.1

				518,789	19,351	27,671	95.8%	93.5%	N/A	93.4%	2.6%	2.7%

Dublin, Ireland
Unit 9 Blanchardstown Corporate Center	1	Dec-06	Data Center	120,000	—	10,371	98.4%	97.7%	98.8%	99.0%	0.6%	1.0%
Clonshaugh Industrial Estate II	1	Aug-05	Data Center	124,500	—	8,763	100.0%	100.0%	100.0%	100.0%	0.6	0.8
Clonshaugh Industrial Estate I	1	Feb-06	Data Center	20,000	—	1,514	100.0%	100.0%	100.0%	100.0%	0.1	0.1

				264,500	—	20,648	99.3%	98.9%	99.4%	99.4%	1.3%	1.9%

Amsterdam, Netherlands
Paul van Vlissingenstraat 16	1	Aug-05	Data Center	112,472	—	7,310	81.4%	81.4%	81.0%	73.7%	0.6%	0.7%
Cateringweg 5	1	Jun-10	Data Center	55,972	—	5,522	100.0%	100.0%	100.0%	100.0%	0.3	0.5
Naritaweg 52	1	Dec-07	Data Center	63,260	—	2,652	100.0%	100.0%	100.0%	100.0%	0.3	0.3
Gyroscoopweg 2E-2F	2	Jul-06	Data Center	55,585	—	1,251	100.0%	100.0%	100.0%	100.0%	0.3	0.1

				287,289	—	16,735	92.7%	92.7%	92.4%	89.7%	1.5%	1.6%

Manchester, England
Manchester Technopark	1	Jun-08	Data Center	38,016	—	1,915	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%

				38,016	—	1,915	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%

Geneva, Switzerland
Chemin de l Epinglier 2	1	Nov-05	Data Center	59,190	—	1,721	100.0%	100.0%	100.0%	100.0%	0.3%	0.2%

				59,190	—	1,721	100.0%	100.0%	100.0%	100.0%	0.3%	0.2%

ASIA PACIFIC

Singapore
29A International Business Park	1	Nov-10	Data Center	306,172	64,328	12,816	77.2%	58.9%	55.9%	55.9%	1.5%	1.2%

				306,172	64,328	12,816	77.2%	58.9%	55.9%	55.9%	1.5%	1.2%

Melbourne

98 Radnor Drive	1	Aug-11	Data Center	52,988	—	7,809	100.0%	N/A	N/A	N/A	0.3%	0.7%

				52,988	—	7,809	100.0%	N/A	N/A	N/A	0.3%	0.7%

Sydney

1-23 Templar Road	1	Jul-11	Data Center	41,202	45,015	1,588	16.8%	N/A	N/A	N/A	0.2%	0.2%
23 Waterloo Road	1	Dec-12	Data Center	51,990	—	1,307	100.0%	N/A	N/A	N/A	0.3	0.1

				93,192	45,015	2,895	63.2%	N/A	N/A	N/A	0.5%	0.3%

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Occupancy Analysis

As of December 31, 2012

(Dollar amounts in thousands)

								Occupancy (3)				Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property		Buildings	Acquisition Date	Property Type	Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	As of 12/31/12	As of 9/30/12	As of 6/30/12	As of 3/31/12	Total Portfolio	Total Portfolio

NON-DATACENTER PROPERTIES

34551 Ardenwood Boulevard		4	Jan-03	Technology Manufacturing	307,657	—	7,000	100.0%	100.0%	100.0%	100.0%	1.5%	0.7%
2010 East Centennial Circle		1	May-03	Technology Manufacturing	113,405	—	3,194	100.0%	100.0%	100.0%	100.0%	0.6	0.3
1 Savvis Parkway		1	Aug-07	Technology Office	156,000	—	3,042	100.0%	100.0%	100.0%	100.0%	0.8	0.3
908 Quality Way		1	Sep-09	Technology Office	14,400	—	24	100.0%	100.0%	100.0%	100.0%	0.1	0.0
47700 Kato Road & 1055 Page Avenue	(7)	2	Sep-03	Technology Manufacturing	199,352	—	—	0.0%	0.0%	0.0%	100.0%	1.0	0.0

					790,814	—	13,260	74.8%	76.4%	74.8%	100.0%	4.0%	1.3%

Consolidated Portfolio Total/Weighted Average		168			19,488,757	2,427,257	1,021,124	94.4%	94.2%	93.5%	94.8%

UNCONSOLIDATED JOINT VENTURES

Seattle
2001 Sixth Avenue		1	Nov-06	Data Center	400,639	—	23,858	93.7%	94.1%	93.7%	92.7%
2020 Fifth Avenue		1	Oct-11	Data Center	—	—	—	N/A	N/A	N/A	N/A

					400,639	—	23,858	93.0%	93.0%	93.0%	95.8%

Hong Kong
33 Chun Choi St		1	Oct-12	Data Center	—	—	—	N/A	N/A	N/A	N/A

					—	—	—	N/A	N/A	N/A	N/A

Unconsolidated Portfolio Total/Weighted Average		3			400,639	—	23,858

Portfolio Total/Weighted Average		171			19,889,396	2,427,257	1,044,982	94.4%	94.2%	93.5%	94.8%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2012 multiplied by 12.
(3)	Occupancy excludes space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(4)	Building formerly referred to as 800 Central Expressway.
(5)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(6)	Includes approximately 27,943 rentable square feet from a leasehold interest acquisition.
(7)	Includes 16,302 square feet currently subject to remeasurement.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Top 20 Tenants by Annualized Rent

As of December 31, 2012

(Dollar amounts in thousands)

	Tenant		Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months

1	CenturyLink, Inc.	(3)	36	2,784,477	14.3%	$92,551	9.1%	87
2	Softlayer Technologies, Inc.		8	372,979	1.9%	$41,278	4.0%	111
3	TelX Group, Inc.		12	288,940	1.5%	$39,957	3.9%	172
4	Equinix Operating Company, Inc.		9	878,062	4.5%	$34,059	3.3%	74
5	Facebook, Inc.		4	241,865	1.2%	$31,704	3.1%	65
6	Morgan Stanley		5	182,592	0.9%	$27,420	2.7%	21
7	AT & T		18	660,442	3.4%	$26,352	2.6%	73
8	Deutsche Bank AG		3	112,961	0.6%	$23,147	2.3%	69
9	Verizon Communications, Inc.		33	378,463	1.9%	$22,230	2.2%	69
10	NTT Communications Company		6	321,061	1.6%	$19,210	1.9%	79
11	Level 3 Communications, LLC		33	375,223	1.9%	$15,509	1.5%	91
12	Amazon		7	457,135	2.3%	$13,942	1.4%	97
13	SunGard Availability Services LP		6	315,427	1.6%	$13,773	1.3%	77
14	Nomura International PLC		2	63,137	0.3%	$12,467	1.2%	85
15	Pfizer, Inc.		1	97,069	0.5%	$11,202	1.1%	60
16	Rackspace US, Inc.		3	96,139	0.5%	$11,106	1.1%	132
17	TATA Communications (UK)		3	112,533	0.6%	$10,995	1.1%	60
18	Yahoo! Inc.		2	110,847	0.6%	$10,668	1.0%	58
19	BT Americas, Inc.		3	67,685	0.3%	$9,866	1.0%	54
20	Sprint Communications Co., LP		6	173,319	0.9%	$9,715	1.0%	21

	Total/Weighted Average			8,090,356	41.3%	$477,151	46.8%	83

(1)	Occupied square footage is defined as leases that commenced on or before December 31, 2012. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2012 multiplied by 12.
(3)	Represents leases with Savvis Communications Corporation and Qwest Communications International Inc. (or affiliates thereof), which are our direct tenants. CenturyLink, Inc. acquired Qwest in Q2 2011 and Savvis in Q3 2011, and Qwest and Savvis are now wholly owned subsidiaries of CenturyLink.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Lease Expirations and Lease Distribution

Lease Expirations

As of December 31, 2012

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		1,094,500	5.6%		0.00%
2013	423	783,453	4.0%	$65,908	6.5%	$84.12	$84.74	$66,387
2014	269	1,394,839	7.2%	98,976	9.7%	70.96	73.29	102,226
2015	222	2,455,056	12.6%	93,116	9.1%	37.93	40.35	99,063
2016	180	1,748,147	9.0%	84,154	8.2%	48.14	51.88	90,691
2017	165	1,380,891	7.1%	71,782	7.0%	51.98	54.06	74,648
2018	107	1,228,803	6.3%	75,179	7.4%	61.18	69.27	85,116
2019	109	1,858,739	9.5%	135,730	13.3%	73.02	85.27	158,498
2020	81	907,612	4.6%	64,171	6.3%	70.70	86.48	78,492
2021	78	1,220,703	6.3%	72,076	7.1%	59.04	75.97	92,741
2022	80	1,367,707	7.0%	65,668	6.4%	48.01	59.46	81,325
Thereafter	302	4,048,307	20.8%	194,364	19.0%	48.01	61.57	249,238

Portfolio Total / Weighted Average	2,016	19,488,757	100.0%	$1,021,124	100.0%	$55.51	$64.06	$1,178,425

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent

Available			1,094,500	5.6%	—	0.0%
2,500 or less	1,265	62.8%	584,359	3.0%	$53,589	5.2%
2,501 - 10,000	339	16.8%	1,982,758	10.2%	175,159	17.2%
10,001 - 20,000	191	9.5%	2,792,094	14.3%	249,435	24.4%
20,001 - 40,000	115	5.7%	3,287,538	16.9%	224,612	22.0%
40,001 - 100,000	73	3.6%	4,757,900	24.4%	198,635	19.5%
Greater than 100,000	33	1.6%	4,989,608	25.6%	119,694	11.7%

Portfolio Total	2,016	100.0%	19,488,757	100.0%	$1,021,124	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2012 multiplied by 12.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Lease Expirations - By Product Type

As of December 31, 2012

(Dollar amounts in thousands)

TURN-KEY FLEX

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		217,110	1.1%	—	0.0%
2013	143	328,969	1.7%	$43,462	4.3%	$132.12	$133.67	$43,973
2014	104	355,013	1.8%	54,000	5.3%	152.11	158.15	56,144
2015	70	181,251	0.9%	22,456	2.2%	123.89	132.13	23,949
2016	76	309,397	1.6%	47,020	4.6%	151.97	161.44	49,950
2017	72	415,672	2.1%	45,970	4.5%	110.59	112.90	46,930
2018	47	363,509	1.9%	48,358	4.7%	133.03	152.11	55,295
2019	43	574,769	3.0%	91,731	9.0%	159.60	186.73	107,328
2020	35	282,170	1.4%	43,672	4.3%	154.77	193.14	54,497
2021	42	342,529	1.8%	53,423	5.2%	155.97	204.77	70,139
2022	40	348,209	1.8%	38,573	3.8%	110.78	137.40	47,845
Thereafter	120	840,613	4.3%	88,230	8.6%	104.96	141.04	118,560

Portfolio Total / Weighted Average	792	4,559,211	23.4%	$576,895	56.5%	$132.86	$155.36	$674,610

POWERED BASE BUILDING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		418,375	2.1%	—	0.0%
2013	26	59,674	0.3%	$4,009	0.4%	$67.18	$67.18	$4,009
2014	34	698,339	3.6%	27,174	2.7%	38.91	39.48	27,571
2015	51	1,613,580	8.3%	56,292	5.5%	34.89	36.83	59,435
2016	37	1,215,739	6.2%	29,316	2.9%	24.11	25.72	31,269
2017	19	244,914	1.3%	7,004	0.7%	28.60	31.79	7,786
2018	13	601,993	3.1%	20,954	2.1%	34.81	38.36	23,091
2019	20	1,106,612	5.7%	39,740	3.9%	35.91	41.71	46,161
2020	15	354,381	1.8%	13,474	1.3%	38.02	46.85	16,602
2021	7	680,655	3.5%	14,757	1.4%	21.68	26.68	18,163
2022	14	807,407	4.1%	24,182	2.4%	29.95	37.21	30,045
Thereafter	110	2,671,340	13.8%	98,353	9.6%	36.82	45.30	121,000

Portfolio Total / Weighted Average	346	10,473,009	53.8%	$335,255	32.9%	$33.34	$38.30	$385,132

COLOCATION

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		98,201	0.5%	—	0.0%
2013	157	63,103	0.3%	$11,169	1.1%	$177.00	$176.28	$11,124
2014	72	61,360	0.3%	12,628	1.2%	205.80	214.47	13,160
2015	37	44,852	0.2%	8,349	0.8%	186.15	211.56	9,489
2016	13	23,060	0.1%	3,866	0.4%	167.65	225.98	5,211
2017	16	13,184	0.1%	1,988	0.2%	150.79	177.72	2,343
2018	1	1,880	0.0%	349	0.0%	185.64	214.89	404
2019	6	8,414	0.1%	675	0.1%	80.22	107.32	903
2020	1	—	0.0%	16	0.0%	—	—	20
2021	1	3,194	0.0%	276	0.0%	86.41	113.34	362
2022	—	—	0.0%	—	0.0%	—	—	—
Thereafter	1	3,705	0.0%	168	0.0%	45.34	209.45	776

Portfolio Total / Weighted Average	305	320,953	1.6%	$39,484	3.8%	$177.26	$196.60	$43,792

NON-TECHNICAL

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		360,814	1.9%	—	0.0%
2013	97	331,707	1.7%	$7,267	0.7%	$21.91	$21.95	$7,281
2014	59	280,127	1.4%	5,174	0.5%	18.47	19.11	5,352
2015	64	615,373	3.2%	6,019	0.6%	9.78	10.06	6,190
2016	54	199,951	1.0%	3,952	0.4%	19.76	21.31	4,260
2017	58	707,121	3.6%	16,820	1.6%	23.79	24.87	17,589
2018	46	261,421	1.3%	5,517	0.5%	21.10	24.20	6,326
2019	40	168,944	0.9%	3,585	0.4%	21.22	24.30	4,106
2020	30	271,061	1.4%	7,010	0.7%	25.86	27.20	7,373
2021	28	194,325	1.0%	3,620	0.4%	18.63	20.99	4,078
2022	26	212,091	1.1%	2,912	0.3%	13.73	16.20	3,436
Thereafter	71	532,649	2.7%	7,614	0.7%	14.30	16.71	8,900

Portfolio Total / Weighted Average	573	4,135,584	21.2%	$69,490	6.8%	$18.41	$19.84	$74,891

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2012 multiplied by 12.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Summary of Leasing Activity

Leases Signed in the Quarter Ended December 31, 2012

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot	Weighted Average Lease Terms (months)

Leasing Activity (4)

Renewals Signed
Turn-Key Flex	4	32,762	$150.40	$160.34	6.6%	$130.14	80.9
Powered Base Building	2	32,567	$29.19	$29.78	2.0%	$12.28	70.2
Colocation	21	43,775	$155.76	$184.51	18.5%	$1.56	33.1
Non-technical	4	8,058	$25.20	$25.35	0.6%	$0.01	25.5

New Leases Signed
Turn-Key Flex	14	119,968		$183.00		$55.71	141.1
Powered Base Building	1	16,247		$50.52		$17.21	180.0
Colocation	25	12,446		$309.49		$16.55	40.0
Non-technical	10	111,007		$19.55		$44.67	136.3

Leasing Activity Summary (4)

Turn-Key Flex	18	152,730	—	$178.14	—	—
Powered Base Building	3	48,814	—	$36.68	—	—
Colocation	46	56,221	—	$212.17
Non-technical	14	119,065	—	$19.94	—	—

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes short term, roof and garage leases.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Summary of Leasing Activity

Leases Commenced in the Quarter Ended December 31, 2012

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot	Weighted Average Lease Term (months)

Leasing Activity (4)

Renewals Commenced
Turn-Key Flex	4	32,762	$150.40	$160.34	6.6%	$130.14	80.9
Powered Base Building	2	32,567	$29.19	$29.78	2.0%	$12.28	70.2
Colocation	21	33,326	$162.86	$196.24	20.5%	$1.09	31.5
Non-technical	4	12,991	$23.33	$24.26	4.0%	$11.96	62.6

New Leases Commenced
Turn-Key Flex	25	247,792		$179.00		$44.79	133.0
Powered Base Building	2	8,638		$37.85		$15.68	149.6
Custom Solutions (5)	1	64,669		$39.38		$4.31	146.1
Colocation	30	16,326		$241.43		$29.11	38.3
Non-technical	13	63,221		$17.44		$16.36	92.7

Leasing Activity Summary (4)

Turn-Key Flex	29	280,554	—	$176.82	—	—
Powered Base Building	4	41,205	—	$31.47	—	—
Custom Solutions (5)	1	64,669	—	$39.38	—	—
Colocation	51	49,652	—	$211.10	—	—
Non-technical	17	76,212	—	$18.60	—	—

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes short term, roof and garage leases.
(5)	Formerly referred to as Build to Suit.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Historical Capital Expenditures

	Three Months Ended
	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Recurring capital expenditures (1)	$14,432,000	$11,015,000	$9,229,000	$6,754,000	$9,926,000	$8,000,000	$7,263,000	$3,716,000
Non-recurring capital expenditures (2)	$216,712,000	$176,141,000	$187,055,000	$167,360,000	$132,159,000	$176,560,000	$144,756,000	$119,971,000
Total net rentable square feet at period end excluding development space (3)	19,488,757	18,922,065	17,881,857	16,923,054	15,908,059	15,262,859	14,967,288	14,628,267

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	Non-recurring capital expenditures are primarily for development of space and land not including acquisition costs. In addition these expenditures include certain infrequent expenditures for capitalized replacement, repair, maintenance, or other projects which enhance the existing operating portfolio (e.g. electrical and mechanical upgrades including battery replacement, building upgrades).
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Construction Activity Report

As of December 31, 2012

(in square feet unless otherwise noted)

Construction in Progress by Market

	Construction in Progress (“CIP”)
Market	Space Under Development	Land Under Development	Total Construction In Progress	Space Held for Development	Total	Percentage Leased of CIP
Austin	74,962	—	74,962	—	74,962	0.0%
Boston	14,097	130,315	144,412	86,309	230,721	0.0%
Chicago	93,320	—	93,320	48,089	141,409	30.3%
Dallas	—	298,866	298,866	621,907	920,773	18.8%
Houston	—	124,097	124,097	18,222	142,319	69.9%
New York Metro	54,346	98,243	152,589	459,691	612,280	44.0%
Northern Virginia	—	214,000	214,000	49,372	263,372	8.6%
Philadelphia	—	—	—	62,463	62,463	0.0%
Phoenix	92,647	—	92,647	59,167	151,814	0.0%
Sacramento	23,397	—	23,397	—	23,397	0.0%
San Francisco	—	—	—	33,560	33,560	0.0%
Silicon Valley	—	—	—	117,867	117,867	0.0%
St. Louis	49,486	—	49,486	109,930	159,416	0.0%
London, England	10,648	—	10,648	219,083	229,731	100.0%
Paris, France	—	—	—	19,351	19,351	0.0%
Singapore	—	—	—	64,328	64,328	0.0%
Melbourne, Australia	—	93,582	93,582	—	93,582	0.0%
Sydney, Australia	—	—	—	45,015	45,015	0.0%

Grand Total	412,903	959,103	1,372,006	2,014,354	3,386,360

Total US Markets	402,255	865,521	1,267,776	1,666,577	2,934,353
Total Intl Markets	10,648	93,582	104,230	347,777	452,007

Percentage Leased (1)	14.0%	21.8%	19.5%

Construction in Progress by Product Type (2)

	US	Europe	Asia/Pacific	Total	% Leased (1)
Turn-Key FlexSM	459,575	—	—	459,575	20.6%
Powered Base Building®	665,378	—	93,582	758,960	2.5%
Custom Solutions	142,823	10,648	—	153,471	100.0%

Total Construction in Progress by Product Type	1,267,776	10,648	93,582	1,372,006	19.5%

Total Development Activity (3)

	US	Europe	Asia/Pacific	Total	% Leased (1)
Total Development as of September 30, 2012	1,885,220	271,959	171,242	2,328,421
New Acquired Space Held for Development	271,000	—	—	271,000
Space Delivered During the Quarter:				—
Turn-Key FlexSM	(105,850)	(22,000)	(61,899)	(189,749)	25.6%
Powered Base Building®	—	—	—	—	0.0%
Custom Solutions	—	—	—	—	0.0%
Remeasurement Adjustments	18,462	(877)		17,585

Total Development as of December 31, 2012	2,068,832	249,082	109,343	2,427,257

(1)	Represents leases signed.
(2)	Based on current estimates.
(3)	Includes space under development and space held for development.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Construction Projects in Progress and Total Estimated Direct Cost (1)

For the quarter ended December 31, 2012

(Dollar amounts in thousands except for cost per square foot)

Construction Projects in Progress and Total Estimated Direct Cost	Base Building Improvement to Net Rentable Square Footage	Net Rentable Square Footage	Direct Project Cost - Spent to Date	Direct Project Cost - to Be Spent	Direct Project Total Estimated Cost	Direct Project Cost Per Net Rentable Square Foot
Turn-Key Flex Under Construction as of December 31, 2012 (2)	—	459,575	$53,220	$222,900	$276,120	$601
Custom Solutions Under Construction as of December 31, 2012 (2)	—	153,471	7,660	77,670	85,330	$556
Powered Base Building Under Construction as of December 31, 2012 (2)	—	758,960	74,531	93,980	168,511	$222
Base Building Improvements to Current in Progress Space Under Construction	—	—	65,502	40,102	105,604
Base Building Improvements to Support Future Development (3)	993,659	—	34,688	124,035	158,723
Base Building Improvements to Support Operating Portfolio (3)	1,731,161	—	56,484	40,283	96,767

TOTAL	2,724,820	1,372,006	$292,085	$598,970	$891,055

Notes:

(1)	Includes direct project cash disbursements and project accruals; does not include capitalized costs (i.e., interest and general & administrative) or pro-rata acquisition cost.
(2)	Represents suite-specific projects based on current estimates.
(3)	Cost incurred to develop base buildings for future development and overall condition of portfolio.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2012

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations (FFO):

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations (AFFO):

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount, (iv) non-cash compensation, (v) loss from early extinguishment of debt, (vi) straight line rents, (vii) fair value of lease revenue amortization, (viii) change in fair value of contingent consideration, (ix) capitalized leasing payroll, (x) recurring tenant improvements, (xi) capitalized leasing commissions and (xii) costs of redeeming our preferred stock. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests, preferred stock dividends and costs of redeeming our preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Net Operating Income (NOI):

Net operating income, or NOI, represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.